Exhibit 10.22

	Schedule of Executed Management Agreements
	By and Between Sterling House Corporation


Sterling House Corporation has entered into the following Management Agreements which vary only in the following material respects from Exhibit 10.21.


   Owner                              Dated            Project

Austin Development, Limited          3/31/97           Findlay, OH

Bridgeport Limited Partnership       3/31/97           Newark, OH
                                                       Troy, OH

Cornwall Development, Limited        6/25/97            Fairfield, OH
                                                       Greenville,  OH

Sherwood Development, L.L.C.         6/5/97            New Braunfels, TX
                                                       San Antonio-Whitby, TX

Winchester Development, L.L.C.       6/18/97           Piqua, OH
                                                       Springdale, OH

Glenwood Development, L.L.C.         6/18/97           Brighton, CO


Devon Development, Limited           6/25/97           Urbana, OH
                                                       Washington Twnsp, OH

Portsmouth Development, L.L.C.        6/6/97            Waco, TX
                                                       San Antonio-
                                                       Maltsberger Rd., TX
                                                       Tulsa-71st St., OK